                                                                    EXHIBIT 23.1

                       CONSENTS OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 of First Data Corporation pertaining to the following benefit plans of First Financial Management Corporation:

       First Financial Management Corporation 1982 Incentive Stock Plan
       First Financial Management Corporation 1988 Incentive Stock Plan
   First Financial Management Corporation 1990 Directors' Stock Option Plan
                    Endata, Inc. Amended Stock Option Plan
                  Microbilt Corporation Incentive Stock Plan
             Microbilt Corporation Non-Qualified Stock Option Plan
                         Alta Health Strategies, Inc.
 General Rehabilitation Services, Inc. Stock-based Incentive Compensation Plan
              Employee Benefit Plans, Inc. 1986 Stock Option Plan
              Employee Benefit Plans, Inc. 1990 Stock Option Plan
    Employee Benefit Plans, Inc. 1991 Long-Term Incentive Performance Plan
     Employee Benefit Plans, Inc. 1983 Outside Directors Stock Option Plan

of our report dated February 3, 1995, with respect to the consolidated financial statements and schedule of First Data Corporation included in its Form 10-K for the year ended December 31, 1994.


                                   /s/ Ernst & Young LLP
                                   ERNST & YOUNG LLP

New York, New York
October 26, 1995

                       CONSENTS OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 of First Data Corporation pertaining to the following benefit plans of First Financial Management Corporation:

       First Financial Management Corporation 1982 Incentive Stock Plan
       First Financial Management Corporation 1988 Incentive Stock Plan
   First Financial Management Corporation 1990 Directors' Stock Option Plan
                    Endata, Inc. Amended Stock Option Plan
                  Microbilt Corporation Incentive Stock Plan
             Microbilt Corporation Non-Qualified Stock Option Plan
                         Alta Health Strategies, Inc.
 General Rehabilitation Services, Inc. Stock-based Incentive Compensation Plan
              Employee Benefit Plans, Inc. 1986 Stock Option Plan
              Employee Benefit Plans, Inc. 1990 Stock Option Plan
    Employee Benefit Plans, Inc. 1991 Long-Term Incentive Performance Plan
     Employee Benefit Plans, Inc. 1983 Outside Directors Stock Option Plan

of our report dated August 26, 1994, with respect to the consolidated financial statements of CESI Holdings, Inc. included in the current report on Form 8-K of First Data Corporation dated March 23, 1995.


                                   /s/ Ernst & Young LLP
                                   ERNST & YOUNG LLP

Melville, New York
October 26, 1995